UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021 (March 9, 2021)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE	30328
Building 400, Suite 1700	(Zip Code)
Atlanta, Georgia
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 391-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 9, 2021, Veritiv Corporation (the “Company”) entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) with UWW Holdings, LLC (“UWWH”), pursuant to which the Company agreed to repurchase (the “Share Repurchase”) an aggregate of 553,536 shares of its common stock, par value $0.01 per share (the “Common Stock”), owned by UWWH, in a private transaction at a purchase price equal to $42.00 per share of Common Stock (representing an 8.2% discount to the closing price of the Common Stock on March 9, 2021), for an aggregate purchase price of $23,248,512. The Share Repurchase Agreement includes customary representations and warranties of the Company and UWWH, and such representations and warranties were made solely for the benefit of the parties thereto and may be subject to limitations agreed to by the parties.

The Share Repurchase closed on March 12, 2021 and the Company funded the Share Repurchase with cash on hand. The Share Repurchase was completed pursuant to the Company’s $50.0 million share repurchase program that was previously announced on March 3, 2021. UWWH has informed the Company that, concurrently with the closing of the Share Repurchase, it sold the remainder of its shares of Common Stock pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, at the same per share price paid by the Company.

The foregoing description of the Share Repurchase Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Share Repurchase Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
99.1	Share Repurchase Agreement, dated March 9, 2021, between Veritiv Corporation and UWW Holdings, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date: March 12, 2021
/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel
& Corporate Secretary